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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                  May 29, 2007
         --------------------------------------------------------------
                Date of Report (date of earliest event reported)


                          NOTIFY TECHNOLOGY CORPORATION
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             (Exact name of Registrant as specified in its charter)


          California                  000-23025                77-0382248
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(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
     of incorporation or                                  Identification Number)
        organization)

                        1054 S. De Anza Blvd., Suite 105
                               San Jose, CA 95129
         --------------------------------------------------------------
                    (Address of principal executive offices)


                                 (408) 777-7920
         --------------------------------------------------------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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

Section 5 - Corporate Governance and Management

Item 5.01   Change in Control of Registrant

      On May 29, 2007, Notify Technology Corporation (the "Company" ) was informed that 21X Investments LLC (the "Purchaser"), an entity of which David Brewer, a director of the Company since February 2000, is the sole member and manager, had entered into a Securities Purchase Agreement (the "SPA") with ComVest Venture Partners, L.P. ("ComVest"), Commonwealth Associates, L.P. ("Commonwealth") and certain other shareholders of the Company listed in the table below (collectively, the "Sellers"), pursuant to which the Purchaser purchased 6,650,000 shares of common stock, warrants to purchase up to 1,281,901 shares of common stock, and 7.596541 unit purchase options exercisable for shares of Series A preferred stock convertible into an aggregate of 759,650 shares of common stock and warrants to purchase up to 265,878 shares of common stock of the Company (collectively, the "Securities"). The Purchaser paid an aggregate of $1,330,075.97 for the Securities, which is computed based on $0.20 per share for each share of common stock purchased and $10.00 for each unit purchase option purchased. The funds used for the purchase of the Securities were from Mr. Brewer's cash investment in 21X Investments LLC. Commonwealth received a fee at the rate of $0.005 per share for each share of common stock purchased for organizing the transactions contemplated by the SPA for an aggregate payment of $33,250.00.

      The following table includes a list of the Sellers and the amount of Securities each of the Sellers sold to the Purchaser:

                                 Shares of        Common          Unit
                                   Common         Stock         Purchase
       Seller Name                 Stock         Warrants       Options
-----------------------------   ------------   ------------   ------------

ComVest Venture Partners, LP.      2,800,000        608,151        2.59000
RMC Capital LLC.                   2,000,000        350,000              0
Siam Partners II                     300,000         52,500              0
Tahoe Partners                       300,000         52,500              0
Kanodia Partners LP.                 200,000         35,000              0
Flynn Corp.                          200,000         35,000              0
David Chazen                         200,000         35,000              0
James Nealis                         150,000         26,250              0
William T. McCaffrey                 150,000         26,250              0
Richard Harry Evans                  100,000         17,500              0
Ricky C. Sandler                     100,000         17,500              0
Kerry B. Skeen Trust                 100,000         17,500              0
Robert O'Hara                         50,000          8,750              0
Commonwealth Associates LP.                0              0       3.580907
Michael Falk                               0              0       1.105267
Robert O. Sullivan                         0              0        0.19222
Indur Taller                               0              0       0.128147
Totals                             6,650,000      1,281,901       7.596541

      Pursuant to the terms of the sale of Series A preferred stock in July 2001, Commonwealth, an affiliate of ComVest, was entitled to select nominees to the Board of Directors of the Company. The current Board of Directors of the Company includes Inder Tallur, Michael Acks, David Kvederis and Neil Lichtman as nominees of Commonwealth. Mr. Tallur is a partner of ComVest Investment Partners, an affiliate of one of the Sellers, and Mr. Acks is the President of RMC Capital LLC, which is one of the Sellers. Mr. Tallur is also one of the Sellers.

      Prior to the sale of the Securities, the shareholders selling such Securities pursuant to the SPA beneficially owned approximately 55.0% of the Company's outstanding common stock. As set forth in the table below, as a result of the purchase of the Securities, the Purchaser beneficially owns 55.0% of the Company's outstanding common stock and Mr. Brewer beneficially owns approximately 55.3% of the outstanding common stock of the Company.

      The following table sets forth certain information regarding beneficial ownership of the Company's common stock following the closing of the purchase of the Securities, by (i) each person or entity who is known by the Company to own beneficially more than 5% of the outstanding shares of that class of the Company's stock, (ii) each of the Company's directors, (iii) each of the executive officers, and (iv) all directors and executive officers as a group. The table is based on information provided to the Company or filed with the SEC by its directors, executive officers and principal shareholders. Beneficial ownership is determined in accordance with the rules of the Securities Exchange Commission, and includes voting and investment power with respect to shares. Shares of common stock, as indicated in the table, issuable upon exercise of options or warrants that are currently exercisable or are exercisable within 60 days after May 29, 2007, are deemed outstanding for purposes of computing the percentage ownership of the person holding such options or warrants, but are not deemed outstanding for computing the percentage of any other shareholder. Unless otherwise indicated, the address for each shareholder listed in the following table is c/o Notify Technology Corporation, 1054 S. De Anza Blvd., Suite 105, San Jose, California 95129.


                                                                           Shares of Series A
                                                                            Preferred Stock               Shares of Common Stock
                                                                            Beneficially Owned             Beneficially Owned
                                           Shares of Common Stock         (Underlying Preferred           (Assuming Preferred
                                             Beneficially Owned                  Units)                     Stock Conversion)
                                       -----------------------------  -----------------------------   -----------------------------
Name and Address of Beneficial Owner    Number (1)    Percentage (1)   Number (2)    Percentage (2)    Number (3)    Percentage (3)
------------------------------------   ------------   --------------  ------------   --------------   ------------   --------------
21X Investments LLC(4)                    8,197,779             52.8%       75,965            100.0%     8,957,429             55.0%
David A. Brewer(5)                        8,277,779             53.1        75,965            100.0      9,037,429             55.3
Paul F. DePond(6)                         1,612,893             10.5            --                *      1,612,893             10.5
Michael K. Ballard                        1,161,600              8.3            --                *      1,161,600              8.3
Gerald W. Rice(7)                           476,870              3.3            --                *        476,870              3.3
Rhonda Chicone-Shick(8)                     472,667              3.3            --                *        472,667              3.3
Andrew Plevin(9)                            200,736              1.4            --                *        200,736              1.4
Inder Tallur(10)                             40,000                *            --                          40,000                *
David Kvederis(11)                           20,000                *            --                          20,000                *
Michael Acks                                     --                *            --                              --                *
Neil Lichtman                                    --                *            --                              --                *
All directors and executive
  officers as a group (9 persons)        11,100,945             61.2        75,965            100.0     11,860,595             62.8

-------------------------

*     less than 1%

(1) Applicable percentage of ownership is based on 13,968,995 shares of our capital stock outstanding as of May 29, 2007, assuming the applicable options or warrants for such shareholder.

(2) Applicable percentage of ownership is based on options to purchase 9.2685 units outstanding as of May 29, 2007, in which each unit consists of 10,000 shares of Series A preferred stock and a warrant to purchase 35,000 shares of common stock (a "Preferred Unit").

(3) Applicable percentage of ownership is based on 13,968,995 shares of our capital stock outstanding as of May 29, 2007, assuming the applicable options or warrants for such shareholder.

(4) Includes (i) 6,915,878 shares of common stock directly owned, (ii) 75,965 shares of Series A preferred stock issuable upon exercise of options to purchase 7.596541 Preferred Units and (iii) 1,281,901 shares of common stock issuable upon exercise of warrants. Mr. Brewer is the sole member and manager of 21X Investments LLC ("21X").

(5) Includes (i) 80,000 shares of common stock issuable upon exercise of options exercisable within 60 days of May 29, 2007, (ii) 75,965 shares of Series A preferred stock issuable upon exercise of options exercisable within 60 days of May 29, 2007 to purchase 7.596541 Preferred Units owned by 21X and (iii) 1,281,901 shares of common stock issuable upon exercise of warrants exercisable within 60 days of May 29, 2007 owned by 21X. Mr. Brewer is the sole member and manager of 21X.

(6) Includes (i) 147,615 shares of common stock directly owned, and (ii) 1,465,278 shares issuable upon exercise of options exercisable within 60 days of May 29, 2007.

(7) Includes (i) 25,203 shares of common stock directly owned, and (ii) 451,667 shares issuable upon exercise of options exercisable within 60 days of May 29, 2007.

(8) Includes (i) 11,000 shares of common stock directly owned, and (ii) 461,667 shares issuable upon exercise of options exercisable within 60 days of May 29, 2007.

(9) Includes (i) 110,736 shares of common stock directly owned, and (ii) 90,000 shares issuable upon exercise of options exercisable within 60 days of May 29, 2007.

(10) Includes 40,000 shares issuable upon exercise of options exercisable within 60 days of May 29, 2007.

(11) Includes 20,000 shares issuable upon exercise of options exercisable within 60 days of May 29, 2007.

      To the knowledge of the Company, there are no arrangements or understandings between the Purchaser and any of the Sellers and their associates with respect to election of directors of other matters.

      To the knowledge of the Company, except as set forth herein, there are no arrangements, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a further change in control of the Company.

      On May 30, 2007, the Company issued a press release announcing the change in control transaction described above. The full text of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01   Financial Statements and Exhibits

        (d)      Exhibits

        The following exhibit is furnished herewith:


            99.1 Press Release dated May 30, 2007 of Notify Technology Corporation announcing the acquisition by 21X Investments LLC of securities of Notify Technology Corporation held by certain shareholders

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         NOTIFY TECHNOLOGY CORPORATION


Dated:  May 29, 2007                     By:/s/ Gerald W. Rice
                                            ------------------------------------
                                         Gerald W. Rice, Chief Financial Officer

                                  Exhibit Index

Exhibit Number    Exhibit Title
--------------    -------------

99.1 Press Release dated May 30, 2007 of Notify Technology Corporation announcing the acquisition by 21X Investments LLC of securities of Notify Technology Corporation held by certain shareholders.